EXHIBIT 10.1

AMENDMENT NO. 3 TO
SECOND AMENDED AND RESTATED
EMPLOYMENT AGREEMENT

THIS AMENDMENT NO. 3 TO SECOND AMENDED AND RESTATED AGREEMENT, dated as of September 5, 2007 (the “Amendment”), amends the Second Amended and Restated Agreement, made and entered into as of July 1, 2003, and amended as of December 27, 2004, and further amended as of February 20, 2007 (the “Agreement”), by and between REPUBLIC AIRWAYS HOLDINGS INC. (the “Company”), a Delaware corporation, and BRYAN K. BEDFORD (the “Executive”).

R E C I T A L S

WHEREAS, the Company and the Executive entered into the Agreement; and

WHEREAS, the Company and the Executive desire to amend the Agreement as and to the extent provided for herein,

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

1.  Dates.  All references in the Agreement to the 2008 calendar year shall be references to the 2009 calendar year.  All references in the Agreement to January 1, 2008 shall be references to January 1, 2009.  All references in the Agreement to June 30, 2008 shall be references to June 30, 2009.

2.  Defined Terms.  All capitalized terms used herein shall have the respective meanings ascribed to such terms in the Agreement unless otherwise defined herein.

3.  Counterparts.  This Amendment may be executed in counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

4.  Miscellaneous.  Except as amended herein, the Agreement shall remain in full force and effect.

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

REPUBLIC AIRWAYS HOLDINGS, INC.

By:	/s/ Robert H. Cooper
Name: Robert H. cooper
Title: Executive Vice President and Chief Financial Officer

BRYAN K. BEDFORD

/s/ Bryan K. Bedford